1838 INVESTMENT ADVISORS FUNDS

                         1838 INTERNATIONAL EQUITY FUND
                             1838 FIXED INCOME FUND

    SUPPLEMENT DATED JUNE 14, 2005 TO THE PROSPECTUS DATED FEBRUARY 28, 2005



                  At a meeting held on June 13, 2005, the Board of Trustees of 1838 Investment Advisors Funds (the "Trust") determined that the 1838 Fixed Income Fund is not economically viable and does not have prospects to become economically viable in the future. Accordingly, the Board of Trustees unanimously approved the suspension of sales of shares of the 1838 Fixed Income Fund. In conjunction with the determination to cease offering shares of the 1838 Fixed Income Fund for sale, the Board requested that a plan of liquidation be developed.

                  The Board of Trustees has also directed the orderly liquidation of the investment portfolio of the 1838 Fixed Income Fund and thereby converting the 1838 Fixed Income Fund to a 100% cash position. Shareholders are encouraged to redeem shares immediately since the Fund will shortly be in a 100% cash position. A prompt redemption will serve to avoid any additional operating expenses within the Fund during the liquidation process.

                  Inquiries may be directed to the Trust's transfer agent toll free at 877-367-1838.